UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Plan Investment Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials:

[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

NOTICE OF SPECIAL MEETING OF

PARTICIPATION CERTIFICATE HOLDERS

TO BE HELD ON APRIL 18, 2025

TO:	The Participation Certificate Holders of Plan Investment Fund, Inc.

A Special Meeting of Participation Certificate holders of Plan Investment Fund, Inc., a Maryland Corporation (the “Fund”), will be held on April 18, 2025 at 10:00 A.M. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 (the “Meeting”), to consider and vote on the following proposal:

1)	To elect Noel W. Carden, Christina Y. Fisher, Craig S. Provenzano and Michael J. Stuart to the Board of Trustees of the Fund.

The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Participation Certificate holders of record at the close of business on February 28, 2025 have the right to receive notice of, attend, and vote at the Meeting or any postponements or adjournments thereof. If a quorum is not present at the Meeting, the chair of the Meeting may adjourn the Meeting to a later date.

Whether or not you expect to be present at the Meeting, we urge you to complete, date, sign and return in the self-addressed envelope provided the enclosed proxy card, or take advantage of Internet voting as described in the proxy card, before April 18, 2025 in order that the Meeting may be held and a maximum number of Participation Certificates may be voted.

April 1, 2025

Ann F. Frolik, Secretary

Plan Investment Fund, Inc.

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A Participation Certificate holder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it, or to take advantage of the Internet voting procedures, as described on your proxy card. Your prompt return of the enclosed proxy cards (or authorizing your proxy by other available means) may save the necessity of further solicitations. If you wish to attend the Meeting and submit your vote in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Meeting to be held on April 18, 2025: The Proxy Statement is available on the internet at www.PIF.com.

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Plan Investment Fund, Inc., a Maryland Corporation (the “Fund”), for use at the Special Meeting of Participation Certificate holders to be held on April 18, 2025 at 10:00 A.M. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 (such meeting, including any postponement or adjournment thereof, being referred to as the “Meeting”). The Fund will bear all proxy solicitation costs. This Proxy Statement and the enclosed proxy are expected to be distributed to Participation Certificate holders on or about April 1, 2025. The solicitation will occur principally via mail and by telephone, but proxies may also be solicited through electronic communication.

The Fund currently consists of two series or investment portfolios: the Government Portfolio and the Money Market Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Participation Certificate holders of each Portfolio will vote together as a single class to elect each nominee to the Board. Only Participation Certificate holders of record at the close of business on February 28, 2025 (the “Record Date”), will be entitled to notice of and to attend and vote at the Meeting or any postponements or adjournments thereof. Each Portfolio’s Participation Certificate holders shall be entitled to cast one vote for each Participation Certificate, and a pro rata vote for each fractional Participation Certificate, held as of the Record Date on each matter to be voted upon at the Meeting. As of the Record Date, the following number of Participation Certificates of the Fund were outstanding and entitled to be voted at the Meeting: 2,118,702,757 Government Portfolio Participation Certificates; and 171,203,205 Money Market Portfolio Participation Certificates. Cumulative voting is not permitted.

The presence in person or by proxy of Participation Certificate holders of the Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum at the Meeting. When a quorum is present, the affirmative vote of a majority of the outstanding Participation Certificates of the Fund shall be required to elect each nominee to the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”). Participation Certificate holders as of the Record Date will have the option to vote “FOR” or “AGAINST” each nominee, or may “ABSTAIN” from voting with respect to any nominee. Votes to “Abstain” and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares present at the Meeting for purposes of establishing a quorum for the transaction of business and will have the same effect as an “Against” vote. Nominees for election to the Board of Trustees shall be elected by written ballots, each of which shall be signed by the Participation Certificate holder or its proxy and specifying the number of Participation Certificates voted with respect to such election. All Participation Certificates represented by valid proxies will be voted for each nominee named below unless a contrary instruction is given.

Even if you expect to be present at the Meeting, please vote, sign, date, and return in the self-addressed envelope provided the enclosed proxy card, or take advantage of the Internet voting option, as described in your proxy card. Any Participation Certificate holder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

The Board recommends that Participation Certificate holders vote “FOR” the election of each nominee as a Trustee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON APRIL 18, 2025: THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARDS ARE AVAILABLE AT WWW.PIF.COM.

The Fund’s Annual Report for its Portfolios for the year ended December 31, 2024, has been mailed to Participation Certificate holders of such Portfolios and is not to be regarded as proxy solicitation material. To receive a free copy of this report, contact BCS Financial Services Corporation at (800) 621-9215 or to the attention of Anthony Bongiorno (abongiorno@bcsf.com) at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181.

A distribution of proxy materials including the Notice of the Meeting, Proxy Statement and proxy card is being made to holders of Participation Certificates of the Government Portfolio and the Money Market Portfolio. Proxies may be returned by mail in the self-addressed envelope provided or submitted via the Internet as described in the proxy card.

PROPOSAL:

ELECTION OF TRUSTEES

Plan Investment Fund, Inc. is a Maryland Corporation, and pursuant to the Maryland General Corporation Law the governing body of the Fund has been designated as the “Board of Trustees” (each Board member, a “Trustee” and together, the “Trustees”). The Board of Trustees currently consists of nine persons. Seven Trustees, Jennifer J. Allen, Diane G. Gore, Lori C. Hair, Juan A. Lopez, Jr., Mitch W. Perry, Susan A. Pickar and T. Ralph Woodard, Jr. have previously been elected by Participation Certificate holders for an indefinite term until his or her successor is duly elected and qualifies or until his or her resignation, death or removal and therefore are not required to stand for reelection. Two Trustees, Noel W. Carden and Christina Y. Fisher were appointed to the Board in 2023 by the Board members that comprised the Board at the time of their appointment in accordance with the Fund’s Bylaws and Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board has nominated Noel W. Carden, Christina Y. Fisher, Craig S. Provenzano and Michael J. Stuart for election to the Board at the Meeting. Mr. Carden and Ms. Fisher are referred to herein as “Trustee Nominees” because they are currently members of the Board. Messrs. Provenzano and Stuart are referred to herein as a New Trustee Nominees because they are not currently Trustees of the Fund, and upon the recommendation of the Board of Trustees they are being presented for election to the Board of Trustees at the Meeting. The Trustee Nominees and the New Trustee Nominees each may be referred to herein as a “Nominee” and together, the “Nominees.” The Board of Trustees recommends that Participation Certificate holders vote “FOR” the election of each Nominee at the Meeting. Each Nominee so elected as a member of the Board will hold office for an indefinite term until his or her successor is duly elected and qualifies or until his or her resignation, death or removal.

The persons named as proxies in the accompanying proxy have been designated as such by the Board of Trustees, and all Participation Certificates represented by valid proxies will be voted “FOR” the election of each Nominee unless contrary instructions are given, such as instructions to “Abstain” or vote “Against” a Nominee.

All Nominees listed below have agreed to stand for election and consented to serve as Trustees of the Fund. In case any Nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend, unless a decision is made to reduce the number of Trustees serving on the Board. When a quorum is present, the affirmative vote of the holders of a majority of the outstanding Participation Certificates of the Fund shall be required to elect each Nominee to the Board. The following table sets forth certain information about the Trustees and Nominees:

Trustees and Nominees for Election

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (including actual start date regardless of number of years)	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Trusteeships/ Directorships Held by Trustee/ Nominee During Past Five Years
Trustee (Interested):
Susan A. Pickar[1] 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL Age: 56	Trustee President and Chief Executive Officer	Indefinite, since 2022	2014 to Present - Chief Financial Officer and Treasurer, BCS Financial Corporation	Two	None

Trustees and Nominees (Disinterested):
Jennifer J. Allen 3545 Lakeland Drive Jackson, MS 39232 Age: 49	Trustee	Indefinite, since 2020	2019 to Present – Executive Vice President and Chief Financial Officer, and from 2014 to 2019 – Senior Vice President, Provider Partnerships, Blue Cross & Blue Shield of Mississippi	Two	None

Noel W. Carden 450 Riverchase Parkway E, Birmingham, AL 35244 Age: 58	Trustee and Nominee	Indefinite, since 2023	2022 to Present – Senior Vice President and Chief Financial Officer, and from 2009 to 2022 - Vice President and Chief Actuary, Blue Cross and Blue Shield of Alabama	Two	None

Christina Y. Fisher 200 E. Randolph Street Chicago, IL 60601 Age: 49	Trustee and Nominee	Indefinite, since 2023

2021 to Present –

Executive Vice President

and Chief Financial

Officer, Blue Cross Blue

Shield Association 2016

to 2021 – Senior Vice

President and Chief

Financial Officer,

American Hospital

Association

				Two	None

1 Ms. Pickar may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Fund as a result of her position as President and Chief Executive Officer of the Fund.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (including actual start date regardless of number of years)	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Trusteeships/ Directorships Held by Trustee/ Nominee During Past Five Years
Diane G. Gore 4000 House Avenue Cheyenne, WY 82001 Age: 62	Trustee	Indefinite, since 2018	2019 to Present - President and Chief Executive Officer, and from 2017 to 2019 - Chief Operating Officer, Blue Cross Blue Shield of Wyoming	Two	None

Lori C. Hair 2501 Faraway Drive Columbia, SC 29223 Age: 47	Trustee	Indefinite, since 2021

2021 to Present -

Executive Vice President,

Chief Financial and

Treasurer, and from 2018

to 2021 - Vice President,

Corporate Controller and

Assistant Treasurer, and

from 2011 to 2017

Assistant Vice President

and Corporate Controller,

BlueCross and BlueShield

of South Carolina

				Two	None

Juan A. Lopez, Jr. 1901 Market Street Philadelphia, PA 19103 Age: 57	Trustee	Indefinite, since 2021

2021 to Present -

Executive Vice President,

Chief Financial and

Treasurer, and from 2018

to 2021 – Senior Vice

President, Finance Shared Services, and from 2013

to 2018 -

Vice President, Investments and Treasury

Services,

Independence Blue Cross

				Two	None

Mitch W. Perry 4705 University Dr. Durham, NC 27707 Age: 59	Trustee	Indefinite, since 2021	2013 to Present - Senior Vice President and Chief Financial Officer, Blue Cross and Blue Shield of North Carolina	Two	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (including actual start date regardless of number of years)	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Trusteeships/ Directorships Held by Trustee/ Nominee During Past Five Years
Craig S. Provenzano 4800 Deerwood Campus Parkway Jacksonville, FL 32246 Age: 48	Nominee	-	2024 to Present – Vice President, Enterprise Treasury, Tax and Investment Management, and from 2018 to 2024 – Vice President, Enterprise Tax, GuideWell and Florida Blue	-	None

Michael J. Stuart 601 12th Street Oakland, CA 94607 Age: 47	Nominee	-	2022 to Present – Executive Vice President and Chief Financial Officer, and from 2018 to 2022 – Senior Vice President Operations Finance, Blue Shield of California	-	None

T. Ralph Woodard, Jr. 2500 Elmerton Avenue Harrisburg, PA 17177 Age: 59	Trustee	Indefinite, since 2018

2021 to Present – Senior

Vice President, Chief

Financial Officer and

Treasurer, Capital Blue

Cross

2017 to 2021 – Executive

Vice President and Chief

Financial Officer, Blue

Cross of Idaho Health

Service, Inc.

				Two	None

Leadership Structure and Board of Trustees

The business and affairs of the Fund are managed under the direction of the Board. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail below under “Committees of the Board of Trustees.” The Board is currently comprised of nine Trustees, eight of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (each an “Independent Trustee”). Trustee Susan Pickar may be deemed an “interested person” of the Fund because of her position as the President and Chief Executive Officer of the Fund. The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of, the Fund’s administrator and investment advisor. These reports are prepared monthly and provided to the Board on a periodic basis. The Board also exercises risk oversight by receiving and reviewing reports at regular Board meetings, including an annual report from the Chief Compliance Officer and by making inquiries of and having meetings with the Chief Compliance Officer. The Board held four meetings during the Fund’s most recent fiscal year. During the Fund’s most recent fiscal year, the following Trustee attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of the Board of which they were a member: T. Ralph Woodard, Jr.

The following is a brief discussion of the experiences and qualifications considered by the Board that led to the conclusion, as of the date of this Proxy Statement, that each Trustee, and in the case of Ms. Fisher and Messrs. Carden, Provenzano and Stuart, each Nominee, should serve as a Trustee. The information provided below is not all-inclusive.

Interested Trustee

Susan A. Pickar has held senior and executive financial management positions, including currently serving as Chief Financial Officer and Treasurer of BCS Financial Corporation as shown in the table above.

Independent Trustees

Jennifer J. Allen has held senior and executive financial management positions, including currently serving as Executive Vice President and Chief Financial Officer of Blue Cross & Blue Shield of Mississippi as shown in the table above.

Noel W. Carden has held senior and executive financial management positions, including currently serving as Senior Vice President and Chief Financial Officer of Blue Cross and Blue Shield of Alabama as shown in the table above.

Christina Y. Fisher has held senior and executive financial management positions, including currently serving as Executive Vice President and Chief Financial Officer of Blue Cross Blue Shield Association as shown in the table above.

Diane G. Gore has held executive financial management positions, including currently serving as President and Chief Executive Officer of Blue Cross Blue Shield of Wyoming as shown in the table above.

Lori C. Hair has held senior and executive financial management positions, including currently serving as Executive Vice President, Chief Financial Officer and Treasurer of BlueCross and BlueShield of South Carolina as shown in the table above.

Juan A. Lopez, Jr. has held senior and executive financial management positions, including currently serving as Executive Vice President, Chief Financial Officer and Treasurer of Independence Blue Cross as shown in the table above.

Mitch W. Perry has held senior and executive financial management positions, including currently serving as Senior Vice President and Chief Financial Officer of Blue Cross and Blue Shield of North Carolina as shown in the table above.

Craig S. Provenzano has held senior executive financial management positions, include currently serving as Vice President, Enterprise Treasury, Tax and Investment Management of GuideWell and Florida Blue as shown in the table above.

Michael J. Stuart has held senior executive financial management positions, including currently serving as Executive Vice President and Chief Financial Officer of Blue Shield of California as shown in the table above.

T. Ralph Woodard, Jr. has held senior and executive financial management positions, including currently serving as Senior Vice President, Chief Financial Officer and Treasurer of Capital Blue Cross as shown in the table above.

The Board has concluded that the interests of the Fund and its Participation Certificate holders are served by having Trustees who have long-term experience as Trustees of the Fund, as well as highly experienced Trustees with shorter Fund tenures, who may bring new perspectives to management of the Fund. The Board also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters. While the current Trustees all have investment experience and skills and financial management experience and skills, future Trustees may have additional or different experience and skills.

The discussion of the Trustees’ and Nominees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee or Nominee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or the Board of Trustees by reason thereof.

As of December 31, 2024, none of the Fund’s Trustees or the Nominees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of equity securities in the Fund or any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund.

As of December 31, 2024, none of the Trustees, including the Trustee Nominees, or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of securities of an investment advisor or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

As of December 31, 2024, neither Mr. Provenzano, a New Trustee Nominee, nor his immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of securities of an investment advisor or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

As of March 31, 2025, neither Mr. Stuart, a New Trustee Nominee, nor his immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of securities of an investment advisor or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

As of February 28, 2025, the Trustees and Officers of the Fund and the Nominees, as a group, did not own more than 1% of the outstanding Participation Certificates of any Portfolio.

Participation Certificate Holder Communication with the Trustees

To facilitate Participation Certificate holder communications with the Board (or with any individual Trustee), Participation Certificate holders are instructed to forward correspondence (including suggestions for Trustee candidates) by U.S. mail or other courier service to Plan Investment Fund, Inc., Secretary of the Fund, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181. Correspondence addressed to the Board will be forwarded to the Chair of the Nominating Committee and correspondence addressed to a specific Trustee will be forwarded to that Trustee.

Compensation Information

Trustees who are not employed by Blue Cross and/or Blue Shield entities are paid $500 for participation in each regular meeting and $150 for participation in each telephonic meeting. The Fund does not pay any compensation to other Trustees or to its Officers for acting in such capacities. For the fiscal year ended December 31, 2024, all Trustees, aside from former Trustee John F. Giblin, were employed by Blue Cross and/or Blue Shield entities and, as a result, the Fund did not pay any compensation to, or accrue any retirement benefits for, any of its Trustees or Officers during the fiscal year. Mr. Giblin was paid $500 for his participation at the June 26, 2024 Board of Trustees meeting as he had resigned from his position at BlueCross BlueShield of Tennessee prior to the meeting. The Fund reimburses its Trustees for out-of-pocket expenses related to attending meetings. The Trustees and Officers of the Fund in their individual capacities own none, and cannot own any, of the Fund’s Participation Certificates.

BCS Financial Services Corporation (the “Administrator”), a wholly-owned subsidiary of BCS Financial Corporation, which has its principal office at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, serves as the Fund’s Administrator. For the services provided and expenses assumed by the Administrator, the Administrator is entitled to receive a fee, computed daily and payable monthly, at a rate equal to 0.05% of each Portfolio’s average annual net assets.

For the year ended December 31, 2024, the Administrator waived $473,942 and $16,117 which the Administrator was entitled to as the fees for its services for the Government Portfolio and Money Market Portfolio, respectively. Net of all fee waivers and expense reimbursements for the two Portfolios, the Administrator was paid a total of $495,744 for the Fund’s fiscal year ended December 31, 2024.

Committees of the Board of Trustees

The Board has a standing Audit Committee and a standing Nominating Committee.

Audit Committee

The purpose of the Audit Committee is to assist the Board in fulfilling its governance responsibilities by, among other things, taking the following actions:

1.	Make recommendations to the Board of Trustees concerning the appointment, retention and compensation of the independent auditors;

2.	Inquire whether management has maintained the reliability and integrity of Fund policies and financial reporting and disclosure practices;

3.	Inquire whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

4.	Inquire whether management has established and maintained processes to assure compliance by the Fund in all material respects with all applicable laws, regulations, policies and codes;

5.	Review Fund risk management oversight by discussing with management major risk exposures and management’s plans to monitor and control such risk exposures;

6.	Inquire about and evaluate the performance and qualifications of financial management and the independent auditors;

7.	Address reports from attorneys and auditors of possible breaches of federal or state laws or fiduciary duties that relate to accounting, internal accounting controls or auditing matters;

8.	Encourage and foster open communication among management, the independent auditors and the Board of Trustees; and

9.	Review significant reports of examinations of the Fund by regulatory agencies relevant to accounting practices and evaluate the adequacy of management’s responses.

The Audit Committee is responsible for identifying and recommending for approval by the Board the independent auditors to audit the Fund’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Fund, and in certain cases, non-audit services provided to the Fund’s investment advisor and certain affiliated parties. The members of the Audit Committee are Jennifer J. Allen, Lori C. Hair, Juan A. Lopez., Jr. and Mitch W. Perry. The Audit Committee met on two occasions during the Fund’s most recent fiscal year. No member of the Audit Committee is an interested person of the Fund.

Nominating Committee

The purpose of the Fund’s Nominating Committee is to gather information and make recommendations to the Board of nominees for election as Trustees of the Fund. The members of the Nominating Committee are Noel W Carden, Diane G. Gore, Christina Y. Fisher and T. Ralph Woodard, Jr. The Nominating Committee met on three occasions during the Fund’s most recent fiscal year. No member of the Nominating Committee is an interested person of the Fund. A copy of the Nominating Committee Charter is attached as Appendix A.

The Nominating Committee will consider Participation Certificate holders’ recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at a meeting of Participation Certificate holders should be submitted in writing to the Fund at its principal office.

ADDITIONAL INFORMATION

Officers

Officers of the Fund are elected by the Trustees and serve at the pleasure of the Board. Information is set forth below as to Officers of the Fund:

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years (including actual start date regardless of number of years)

Susan A. Pickar 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age: 56	President and Chief Executive Officer	Since 2014	2014 to Present – Chief Financial Officer and Treasurer, BCS Financial Corporation

Anthony S. Bongiorno 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age: 37	Assistant Treasurer	Since 2021	2023 to Present – Director, Investment Services & Treasury and from 2020 to 2022 – Director, Investments and Client Relations, and from 2015 to 2020 – Manager, Investments and Client Relations, BCS Financial Corporation

Ann F. Frolik 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age: 59	Secretary and Anti-Money Laundering Officer	Since 2018	2018 to Present – Deputy General Counsel, BCS Financial Corporation

Alexander D. Hudson 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age: 41	Chief Operating Officer	Since 2015	2017 to Present – Vice President, Investment Services and Treasury, BCS Financial Corporation

Eimile J. Moore 3 Canal Plaza, 3rd Floor Portland, ME 04101 Age: 55	Chief Compliance Officer	Since 2022	2011 to Present – Senior Principal Consultant, ACA Group

James A. Gallo 3 Canal Plaza, 3rd Floor Portland, ME 04101 Age: 60	Treasurer	Since 2022	2022 to Present – Senior Principal Consultant, ACA Group 2010 to 2021 – Senior Director, Fund Services, Bank of New York Mellon

(1) Officers are elected for annual terms.

Significant Owners

As of February 28, 2025, the name, address, and number and percentage of Participation Certificates held by persons which are known by the Fund to be record or beneficial owners of 5% or more of the outstanding Participation Certificates of a Portfolio are listed below. Participation Certificate holders who have the power to vote a large percentage of Participation Certificates (at least 25%) of a Portfolio can control the Portfolio and could determine the outcome of a Participation Certificate holders’ meeting with respect to that Portfolio. “N/A” means the beneficial owner holds less than 5% (or none) of the outstanding Participation Certificates of the Portfolio.

Name and Address of Beneficial Owner	Number and Percent of Participation Certificates (PCs) Owned of Government Portfolio	Number and Percent of Participation Certificates (PCs) Owned of Money Market Portfolio

HTH RE Victoria Hall, 11 Victoria Street Hamilton, HM 11 Bermuda Organized under laws of Bermuda	N/A	96,010,136; 56.08%A

BCS Financial Corporation 2 Mid America Plaza, Suite 200 Oakbrook Terrace, Illinois 60181 Organized under laws of Illinois	N/A	70,173,198; 40.99%A

Blue Cross Blue Shield Association 200 E. Randolph Street Chicago, Illinois 60601 Organized under laws of Illinois	527,064,399; 24.88%A	N/A

Excellus BlueCross BlueShield 165 Court Street Rochester, New York 14647 Organized under laws of New York	277,195,478; 13.08% A	N/A

Hawaii Medical Service Association 818 Keeaumoku Street Honolulu, Hawaii 96814 Organized under laws of Hawaii	233,741,551; 11.03%A	N/A

Blue Cross and Blue Shield of North Carolina 4705 University Drive Raleigh, North Carolina 27707 Organized under laws of North Carolina	198,086,573; 9.35%A	N/A

Independence Blue Cross 1901 Market Street, 39th Floor Philadelphia, Pennsylvania 19103 Organized under laws of Pennsylvania	188,522,589; 8.89%A	N/A

BlueCross BlueShield of South Carolina 2501 Faraway Drive Columbia, South Carolina 29223 Organized under laws of South Carolina	162,970,054; 7.69%A	N/A

Name and Address of Beneficial Owner	Number and Percent of Participation Certificates (PCs) Owned of Government Portfolio	Number and Percent of Participation Certificates (PCs) Owned of Money Market Portfolio
AmeriHealth Caritas 3875 West Chester Pike Newtown Square, Pennsylvania 19073 Organized under laws of Pennsylvania	132,817,404; 6.27%A	N/A

A Participation Certificate holder is the “Beneficial” owner, meaning that the name listed refers to the actual pecuniary, or financial, interest in the security.

Investment Advisor

The investment advisor for the Portfolios is BlackRock Advisors, LLC (the “Advisor”), 100 Bellevue Parkway, Wilmington, DE 19809.

Distributor/Principal Underwriter

The distributor (also known as the principal underwriter) for the Portfolios is Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101.

Method of Proxy Solicitation

Officers of the Fund will solicit proxies from Participation Certificate holders. The cost of such solicitation is expected to primarily consist of printing and mailing expenses which will be borne by Participation Certificate holders. In addition to soliciting proxies by mail, Officers and representatives of the Fund may aid in the solicitation of proxies by telephone or electronic communication.

Other Matters

Under Maryland law, the only matters that may be acted on at the Special Meeting of Participation Certificate holders are those stated in the notice of the Special Meeting. Accordingly, other than procedural matters relating to the election of Trustees, no other business may properly come before the Special Meeting. Under the Fund’s Bylaws, the power to adjourn or conclude the Meeting (whether or not a quorum is present) resides with the chair of the Meeting. If, however, any procedural matter requiring a vote of Participation Certificate holders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Independent Registered Public Accounting Firm

In accordance with Section 32(a) of the 1940 Act, the Board, including a majority of Independent Trustees, has selected Tait, Weller & Baker LLP (“Tait Weller”) as the Fund’s principal accountant to audit the Fund’s financial statements for the Fund’s current fiscal year. Tait Weller has served the Fund in this capacity beginning with the Fund’s fiscal year ended December 31, 2024. All of Tait Weller’s services in auditing the Fund’s financial statements beginning with the fiscal year ended December 31, 2024 were performed by full-time permanent employees of Tait Weller. Representatives of Tait Weller are not expected to be present at the Meeting.

Audit Fees. For the fiscal year ended December 31, 2024, the Fund was billed $38,000 by Tait Weller and for the fiscal year ended December 31, 2023, the Fund was billed $49,000 by its former auditor for professional services related to the audit of the Fund’s financial statements and related regulatory filings.

Audit-Related Fees. No audit-related fees were billed to the Fund by Tait Weller or the Fund’s former auditor in the fiscal years ended December 31, 2024 and December 31, 2023.

Tax Fees. For the fiscal year ended December 31, 2024, the Fund was billed $5,000 by Tait Weller and for the fiscal year ended December 31, 2023, the Fund was billed $7,000 by its former auditor for professional services rendered for tax compliance and tax advice

All Other Fees. For the fiscal years ended December 31, 2024 and December 31, 2023, Tait Weller and the Fund’s former auditor did not bill the Fund for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. Pursuant to the Audit Committee Charter, the Audit Committee is responsible for preapproving any engagement of the independent auditor to provide non-prohibited services to the Fund, including the fees and reimbursement of expenses to be paid to the independent auditor. Pursuant to the Audit Committee Charter, the Audit Committee is also responsible for pre-approving any engagement of the independent auditor, including the fees and reimbursement of expenses to be paid to the independent auditor, to provide non-audit services to the Advisor or any of its control affiliates, if the engagement relates directly to the operations and financial reporting of the Fund (the “Pre-Approval Policies and Procedures”). The Chair of the Audit Committee may grant the pre-approvals referenced above for non-prohibited and non-audit services of less than $5,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting. None of the tax services billed to the Fund for the fiscal years ended December 31, 2024 and 2023 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees. No non-audit fees were billed by Tait Weller or the Fund’s former auditor in the fiscal years ended December 31, 2024 and December 31, 2023 to the Fund, the Advisor, or control affiliates of the Advisor.

Submission of Shareholder Proposals

The Fund ordinarily does not hold annual Participation Certificate holder meetings. Participation Certificate holders wishing to submit proposals for inclusion in a proxy statement for a Participation Certificate holder meeting should send their written proposals to the Secretary of Plan Investment Fund, Inc. c/o BCS Financial Services Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, IL 60181. Proposals must be received by the Fund a reasonable time before the Fund begins to print and send its proxy materials with respect to a meeting of Participation Certificate holders in order for a proposal to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Dated: April 1, 2025

PARTICIPATION CERTIFICATE HOLDERS ARE REQUESTED TO VOTE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. YOU MAY ALSO VOTE BY INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

APPENDIX A

NOMINATING COMMITTEE CHARTER

PLAN INVESTMENT FUND, INC.

The Nominating Committee (the “Committee”) is a committee of the Board of Trustees (the “Board”) of Plan Investment Fund, Inc. (“PIF”). Its primary function is to identify and recommend individuals for membership on the Board and oversee the Fund Governance Procedures. The Committee shall have the authority to retain advisors and experts necessary to carry out the duties of the Independent Trustees.

I.	ORGANIZATION

A.

The Committee shall be comprised of two (2) or more trustees as determined by the Board. Each member of the Committee shall be a member of the Board who is not an “interested person” of PIF as that term is defined in the Investment Company Act of 1940 (the “Independent Trustees”), and is free of any relationship with the management of PIF or any of its investment advisors, in the opinion of the Board, that would interfere with the member’s exercise of independent judgment as a Committee member.

B.	The members of the Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

C.

The Committee will recommend to the Board for approval the Chair of the Board, the Vice-Chair of the Board, and the Chairs of each Committee of the Board. The Chairs shall be elected for three-year terms and can be re-elected for additional terms.

D.

The Committee shall meet annually, or more frequently as circumstances dictate. Regular and Special Committee meetings may be held in person at any location or remotely by means of conference telephone circuit, video conferencing or similar communications equipment by means of which all persons participating in the meeting can hear each other simultaneously. If a member of the Committee cannot attend a meeting in person, the member may participate video conference or telephonically. A person who attends a meeting video conference or telephonically shall be deemed to be present for all purposes. Special meetings may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee.

E.

A majority of the members of the Committee shall constitute a quorum for purposes of the transaction of business. The affirmative vote of a majority of the members comprising a quorum shall be the act of the Committee.

II.	RESPONSIBILITIES

To fulfill its responsibilities and duties, the Committee shall engage in the following activities:

A.

The Committee shall be responsible for identifying and recommending individuals for membership on the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the Committee will seek candidates who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be the most effective, in conjunction with the other nominees to the Board, in collectively serving the interests of the Participation Certificate holders. The Committee will consider Participation Certificate holders’ recommendations of potential nominees for election as trustees.

B.	In evaluating potential trustee nominees, including nominees recommended by Participation Certificate holders, the Committee will consider, among other things:

1.	whether the candidate will qualify as a trustee who is not an “interested person” of PIF;

2.	the absence of any real or apparent conflict of interest that would interfere with the candidate’s ability to act in the best interests of PIF and its Participation Certificate holders;

3.	the contribution that the candidate can make to the Board of Trustees by virtue of his or her education, business experience and financial expertise;

4.	the interplay of the candidate’s skills and experience with the skills and experience of other Board members;

5.	whether the candidate is willing to commit the time necessary to attend meetings, participate in committee activities as needed and generally fulfill the responsibilities of a trustee;

6.

the candidate’s personality traits, including integrity, independence, leadership, sound business judgment and the ability to work effectively with the other members of the Board of Trustees such that the candidate exhibits the stature commensurate with the responsibility of representing the Participation Certificate holders; and

7.	familiarity with PIF and utilization of PIF by the nominee’s employer.

C.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

D.	Identify and recommend individuals for membership on all committees and review committee assignments at least annually.

E.

Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

F.	At least annually, review PIF’s fidelity bond for appropriateness of the type and amount of coverage as well as the premium. Review the terms of any joint allocation agreement as applicable.

G.

At least annually, (i) review PIF’s directors and officers and errors and omissions insurance coverage for appropriateness of the type and amount of coverage as well as the premium; and (ii) recommend to the Board the approval of such insurance coverages. Review the terms of any joint allocation agreement as applicable.

H.	At least annually, review other insurance policies and assess needs for other types of coverage.

I.	Review this Charter annually and recommend changes, if any, to the Board.

J.	Monitor the performance of legal counsel employed by PIF and counsel to the Independent Trustees, and be responsible for the supervision of counsel to the Independent Trustees.

K.

Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at PIF’s expense, if, in its judgment, that is appropriate.

L.	Maintain minutes of Committee meetings; report its significant activities to the Board, and make such recommendations to the Board as the Committee deems necessary or appropriate.

M.	Oversee the development and implementation of a program for the orientation of new Independent Trustees and ongoing education for Independent Trustees.

N.	Identify and recommend individuals as officers of PIF for the annual election by the Board of Trustees.

O.

Perform any other activities consistent with this Charter, PIF’s Amended and Restated Articles of Incorporation, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

Approved: October 28, 2004

Amended: March 16, 2012

Amended: March 18, 2013

Amended: June 12, 2015

Amended: June 1, 2018

Amended: June 28, 2022

GOVERNMENT PORTFOLIO

MONEY MARKET PORTFOLIO

PLAN INVESTMENT FUND, INC.

2 Mid America Plaza

Suite 200

Oakbrook Terrace, Illinois 60181

Proxy Solicitation on behalf of the Board of Trustees for the

Special Meeting of Participation Certificate Holders

To be held April 18, 2025

The undersigned Participation Certificate (“PC”) holder of the Government Portfolio and/or the Money Market Portfolio (the “Portfolios”) of Plan Investment Fund, Inc. does hereby appoint Alexander D. Hudson and Ann F. Frolik, or either of them, as proxy for the undersigned, each with full power of substitution and resubstitution, to attend the Special Meeting of Participation Certificate holders to be held on April 18, 2025 at 10:00 A.M. CDT at BCS Financial Corporation, 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181 and at all postponements or adjournments thereof, and thereat to vote the PCs of the Portfolios held in the name of the undersigned on February 28, 2025 for said meeting on the matter listed below, which has been approved by the Board of Trustees of Plan Investment Fund, Inc. (the “Fund”).

Proxy Voting Options

1) Complete your proxy card online at: https://cvent.me/WdgY3n

2) Complete, sign, date, and return in the self-addressed envelope provided with your proxy card by mail to the Fund at the address listed above.

Proposal: Election of Trustees

1) To cast a single vote with respect to All Nominees listed below, place an “X” on the line next to your desired vote.

2) To vote for individual Nominees, place an “X” on the line next to each such Nominee representing your desired vote, up to a total of four individual Nominees.

Name of Nominee	Vote For	Against	Abstain

Vote with respect to “All Nominees” listed below:
OR
Vote with respect to each Nominee individually:
Noel W. Carden
Christina Y. Fisher
Craig S. Provenzano
Michael J. Stuart

THE PARTICIPATION CERTIFICATES REPRESENTED BY THIS PROXY SHALL BE VOTED AS INSTRUCTED AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. UNLESS YOUR VOTE WITH RESPECT TO A NOMINEE IS OTHERWISE SPECIFIED, AUTHORITY IS DEEMED GRANTED TO VOTE “FOR” THE ELECTION OF SUCH NOMINEE.

Dated: __________, 2025

(Signature) (Title)	(Print Name)

This Proxy Card is to be signed by, or on behalf of, the PC holder named on the proxy. If you are signing on behalf of the PC holder, state your capacity or title along with your signature.